Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of National Bancshares Corporation (the “Corporation”) for the period ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mark R. Witmer, President and Chief Executive Officer of the Corporation, and James R. VanSickle, Senior Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

This Certification is executed as of March 29, 2013.

/s/ Mark R. Witmer
Mark R. Witmer
President and Chief Executive Officer

/s/ James R. VanSickle
James R. VanSickle
Sr. Vice President and Chief Financial Officer